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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements (File No. 333-25537 and file No. 333-32000).



                                                /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
March 22, 2000